Related Parties	6 Months Ended
Jun. 30, 2020
Related Party Transactions [Abstract]
RELATED PARTIES
NOTE 7:	RELATED PARTIES

a.	Starting in January 2014, the Company sub-leased office space and received management services from Zori Medica 2010 Ltd., a private company affiliated with Medica Venture Partners, the controlling shareholder of the Company. The Company was subject to an annual rental fee of $33 for office space and $20 as quarterly management fee. The management services continued until the end of March 2018.

The sublease ceased as of August 2019, and since then the Company was provided with an office space at no cost by Medica Venture Partners. For the six months ended June 30, 2020 the Company recorded an amount of $16 as a lease expense and a corresponding increase in additional paid in capital, representing a contribution from its controlling shareholder.

b.	Regarding the agreement with the Chairman of the Board in July 2020, see note 10a.